SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 26, 2020

HYB HOLDING CORP.
(Exact name of registrant as specified in its charter)

Utah	0-51012	84-2528660
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

52 Mulligan Lane, Irvington, NY 10533
(Address of principal executive offices) (Zip Code)

914-693-3026
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 12, 2020, the Board of Directors of HYB Holding Corp. was notified that De Leon & Company, P.A., which had been the principal independent accountant for HYB Holding Corp. for the year ended June 30, 2019, had terminated its operations. There is no audit committee of the Board of Directors of HYB Holding Corp.

The audit report of De Leon & Company, P.A. on HYB Holding Corp.’s financial statements for the years ended June 30, 2019 and 2018 contained a modification expressing substantial doubt regarding the ability of HYB Holding Corp. to continue as a going concern. The audit report of De Leon & Company, P.A. on HYB Holding Corp.’s financial statements for the years ended June 30 2019 and 2018 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the aforesaid modification. De Leon & Company, P.A. did not, during the applicable periods, advise HYB Holding Corp. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to February 12, 2020, there was no disagreement between HYB Holding Corp. and De Leon & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused De Leon & Company, P.A. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

HYB Holding Corp. has not requested De Leon & Company, P.A. to furnish a letter addressed to the Securities Exchange Commission stating whether or not De Leon & Company, P.A. agrees with the statements in this 8-K, as there is no person qualified to respond to such a request on behalf of De Leon & Company, P.A.

On June 26, 2020, HYB Holding Corp. retained the firm of Prager Metis CPAs, LLC to serve as its principal independent accountant. At no time during the past two fiscal years or any subsequent period prior to June 26, 2020 did HYB Holding Corp. consult with Prager Metis CPAs, LLC regarding any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K, any "reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, or the type of audit opinion that might be rendered for HYB Holding Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2020	HYB Holding Corp. By: /s/ Robert Brantl Robert Brantl Chief Executive Officer

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